UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

SCHEDULE 14A

________________

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Breeze Holdings Acquisition Corp.

(Name of Registrant as Specified In Its Charter)

_______________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

BREEZE HOLDINGS ACQUISITION CORP.
955 W. John Carpenter Freeway, Suite 100-929
Irving, TX 75039

To the Stockholders of Breeze Holdings Acquisition Corp.:

You are cordially invited to attend the Annual Meeting of Stockholders of Breeze Holdings Acquisition Corp. on December 15, 2023 at 10:00 a.m. Eastern Time. The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the Annual Meeting online, vote and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/BREZ2023. If you plan to attend the virtual online Annual Meeting, you will need the control number found on your proxy card, voting instruction form or notice.

Information regarding each of the matters to be voted on at the Annual Meeting is contained in the attached Proxy Statement and Notice of Annual Meeting of Stockholders. We urge you to read the proxy statement carefully. The proxy statement and proxy card are being mailed to all stockholders of record as of October 26, 2023.

Your vote is very important, regardless of the number of shares of our voting securities that you own. Whether or not you expect to attend the virtual Annual Meeting, please vote as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. Only stockholders who held shares at the close of business on the record date, October 26, 2023, may vote at the Annual Meeting. As an alternative to voting online during the Annual Meeting, you may vote in advance of the Annual Meeting, via the Internet, by telephone, or by signing, dating and returning the proxy card. If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the meeting and vote in person. Failure to do so may result in your shares not being eligible to be voted by proxy at the Annual Meeting.

We look forward to seeing you virtually on December 15, 2023.

Very truly yours,

Breeze Holdings Acquisition Corp.
By:	/s/ J. Douglas Ramsey, Ph.D.
J. Douglas Ramsey, Ph.D.
Chairman of the Board and Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting of Stockholders to be Held on December 15, 2023:
Electronic Copies of the Proxy Statement and our 2022 Annual Report on Form 10-K are available at
www.virtualshareholdermeeting.com/BREZ2023

BREEZE HOLDINGS ACQUISITION CORP.
955 W. John Carpenter Freeway, Suite 100-929
Irving, TX 75039

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held December 15, 2023

TO THE STOCKHOLDERS OF BREEZE HOLDINGS ACQUISITION CORP.:

NOTICE IS HEREBY GIVEN that the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Breeze Holdings Acquisition Corp. (the “Company”) will be held on December 15, 2023, at 10:00 a.m. Eastern Time. The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the Annual Meeting online, vote and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/BREZ2023. If you plan to attend the virtual online Annual Meeting, you will need the control number found on your proxy card, voting instruction form or notice.

At the Annual Meeting, the items of business to be voted on are:

1.     To elect three Board nominees to serve as Class II Directors, each to serve until the 2025 annual meeting of stockholders of the Company or until such person’s successor is qualified and elected.

2.     To ratify the appointment of Marcum, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023.

Only stockholders of record of the Company at the close of business on October 26, 2023 are entitled to notice of and to vote at the Annual Meeting. A complete list of these stockholders will be open for the examination of any stockholder of record at the Company’s principal executive offices located at 955 W. John Carpenter Freeway, Suite 100-929, Irving, TX 75039 for a period of ten days prior to the Annual Meeting. The list will also be available for the examination of any stockholder of record present at the Annual Meeting.

This Notice of Annual Meeting of Stockholders and proxy statement, along with a proxy card, will be first mailed on or about November 7, 2023 to our stockholders of record as of the Record Date. These materials and our Annual Report on Form 10-K for the year ended December 31, 2022 are also available electronically at www.virtualshareholdermeeting.com/BREZ2023.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED.

By Order of the Board of Directors, Breeze Holdings Acquisition Corp.
/s/ J. Douglas Ramsey, Ph.D.
Irving, Texas	J. Douglas Ramsey, Ph.D.
November 2, 2023	Chairman of the Board and Chief Executive Officer

i

BREEZE HOLDINGS ACQUISITION CORP.
PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
To Be Held December 15, 2023

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Breeze Holdings Acquisition Corp. was formed for the purpose of identifying, acquiring and operating a target company through a business combination and not with the purpose of being an investment company. In an effort to mitigate the risk that the Company might be deemed to be an investment company the Company has moved all of its assets in the Trust from government securities to a bank demand deposit account which had an interest yield of 5.2% for the month of September 2023, and intends to maintain its assets in this account until it consummates its initial business combination or winds up its existence and liquidates. There can be no assurance that this action will foreclose a judicial or regulatory finding or an allegation, that the Company is an investment company.

WHY DID YOU SEND ME THIS PROXY STATEMENT?

This proxy statement and the enclosed proxy card are furnished in connection with the solicitation of proxies by the Board of Directors of Breeze Holdings Acquisition Corp., a Delaware corporation, for use at the Annual Meeting of Breeze Holdings Acquisition Corp.’s stockholders to be held on December 15, 2023, at 10:00 a.m. Eastern Time, and at any adjournments or postponements of the Annual Meeting. The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the Annual Meeting online, vote and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/BREZ2023. If you plan to attend the virtual online Annual Meeting, you will need the control number found on your proxy card, voting instruction form or notice.

This proxy statement summarizes the information you need to make an informed vote on the proposals to be considered at the Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card using the envelope provided. The terms “Breeze,” “Company,” “we,” or “our” refer to Breeze Holdings Acquisition Corp.

WHAT PROPOSALS WILL BE ADDRESSED AT THE ANNUAL MEETING?

We will address the following proposals at the Annual Meeting:

1.      To elect three Board nominees to serve as Class II Directors, each to serve until the 2025 annual meeting of stockholders of the Company or until such person’s successor is qualified and elected.

2.      To ratify the appointment of Marcum, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023.

WHO MAY VOTE ON THESE PROPOSALS?

We will send this proxy statement, the attached Notice of Annual Meeting and the enclosed proxy card on or about November 7, 2023 to all stockholders as of October 26, 2023 (the “Record Date”). Stockholders who owned shares of our common stock at the close of business on the Record Date are entitled to vote at the Annual Meeting on all matters properly brought before the Annual Meeting.

On the Record Date, we had 4,299,276 shares of issued and outstanding common stock entitled to vote at the Annual Meeting.

HOW MANY VOTES DO I HAVE?

Each share of common stock is entitled to one vote on each matter presented at the Annual Meeting. Cumulative voting is not permitted.

WHY WOULD THE ANNUAL MEETING BE POSTPONED?

The Annual Meeting will be postponed if a quorum is not present on December 15, 2023. The presence in person or by proxy of at least a majority of our common stock outstanding as of the Record Date will constitute a quorum and is required to transact business at the Annual Meeting. If a quorum is not present, the Annual Meeting may be adjourned until a quorum is obtained.

Abstentions and broker non-votes are treated as shares present or represented at the meeting, but are not counted as votes cast. Shares held by brokers who do not have discretionary authority to vote on a particular matter and who have not received voting instructions from their customers (broker non-votes) are not considered to be “entitled to vote” on that matter and are not counted or deemed to be present or represented for the purpose of determining whether stockholders have approved that matter, but they are counted as present for the purposes of determining the existence of a quorum at the Annual Meeting.

HOW DO I VOTE BY PROXY?

Whether you plan to attend the Annual Meeting or not, we urge you to complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Annual Meeting and vote at the meeting.

If you properly fill in your proxy card and send it to us in time to vote, your proxy (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board of Directors (the “Board”) as follows:

1.      FOR the election of the Board’s three nominees to serve as Class II Directors, each to serve until the 2025 annual meeting of stockholders of the Company or until such person’s successor is qualified and elected.

2.      FOR ratification of the appointment of Marcum, LLP as our independent registered public accounting firm for the year ending December 31, 2023.

If any other matters are presented, your proxy will vote in accordance with his or her best judgment. At the time this proxy statement was printed, we knew of no matters that needed to be acted on at the Annual Meeting other than those discussed in this proxy statement.

MAY I REVOKE MY PROXY?

If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in three ways:

1.      You may send in another proxy with a later date.

2.      You may notify us in writing (or if the stockholder is a corporation, under its corporate seal, by an officer or attorney of the corporation) at our principal executive offices before the Annual Meeting that you are revoking your proxy.

3.      You may vote at the Annual Meeting.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

Proposal 1: Election of Directors.

A plurality of the eligible votes cast is required to elect director nominees, and as such, the three nominees who receive the greatest number of “FOR” votes cast by stockholders, entitled to vote at the meeting, will be elected as Class II Directors. A nominee who receives a plurality means he or she has received more “FOR” votes than any other nominee for the same director’s seat. Broker non-votes will have no effect on this proposal.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm.

The approval of Proposal 2 requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter. Broker non-votes will not be taken into account in determining the outcome of the proposal, and abstentions will be counted as votes against the proposal. We believe this proposal will be considered to be a “routine” matter and, accordingly, if you hold your shares in street name and do not provide voting instructions to your broker, bank or other agent that holds your shares, your broker, bank or other agent has discretionary authority to vote on this proposal.

Other Business That Is Properly Brought Before the Annual Meeting

If you do not give instructions to your bank or brokerage firm, it will nevertheless be entitled to vote your shares in its discretion on routine matters. However, absent your instructions, the record holder will not be permitted to vote your shares on a non-routine matter, which are referred to as “broker non-votes”, properly brought before the meeting. Broker non-votes (shares held by brokers that do not have discretionary authority to vote on the matter and have not received voting instructions from their clients) are not counted or deemed to be present or represented for the purpose of determining whether stockholders have approved that proposal, but will be counted in determining whether there is a quorum present.

ARE THERE ANY RIGHTS OF APPRAISAL?

The Board of Directors is not proposing any action for which the laws of the State of Delaware, our certificate of incorporation or our Bylaws provide a right of a stockholder to obtain appraisal of or payment for such stockholder’s shares.

WHO BEARS THE COST OF SOLICITING PROXIES?

We will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution.

We have engaged D.F. King & Co. (“D.F. King”) to assist in the solicitation of proxies for the Annual Meeting. We have agreed to pay D.F. King a fee of $5,000 plus a discretionary success fee. We will also reimburse D.F. King for reasonable out-of-pocket expenses and will indemnify D.F. King and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.

WHERE ARE THE COMPANY’S PRINCIPAL EXECUTIVE OFFICES?

The principal executive offices of the Company are located at 955 W. John Carpenter Freeway, Suite 100-929, Irving, TX 75039 and our telephone number is (619) 500-7747.

HOW CAN I OBTAIN ADDITIONAL INFORMATION ABOUT THE COMPANY?

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, which requires that we file reports, proxy statements and other information with the SEC. The SEC maintains a website that contains reports, proxy and information statements and other information regarding companies, including Breeze, that file electronically with the SEC. The SEC’s website address is www.sec.gov. In addition, our filings may be inspected and copied at the public reference facilities of the SEC located at 100 F Street, N.E. Washington, DC 20549.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of the Company’s common stock as of the record date based on information obtained from the persons named below, with respect to the beneficial ownership of shares of the Company’s common stock, by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•        each of our executive officers and directors that beneficially owns shares of common stock; and

•        all our officers and directors as a group.

As of the record date, there were 4,299,276 shares of common stock issued and outstanding. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Name of Beneficial Owner(1)	Common Stock
	Number of Shares Beneficially Owned	Approximate Percentage of Outstanding Common Stock
Breeze Sponsor, LLC	2,475,000	57.6%
J. Douglas Ramsey, Ph.D.(2)	2,475,000	57.6%
Russell D. Griffin(3)	—	*
Charles C. Ross(3)	—	*
Albert McLelland	25,000	*
Bill Stark	25,000	*
Robert Lee Thomas	25,000	*
James L. Williams	—	*
All directors and executive officers as a group (7 individuals)	2,550,000	59.3%
Harraden Circle Investors, LP(4)	534,698	12.4%
Feis Equities LLC(5)	533,108	12.4%
I-Bankers Securities, Inc.	512,500	11.9%
Meteora Capital, LLC(6)	268,038	6.2%
Cowen Financial Products LLC(7)	250,000	5.8%
Karpus Management, Inc.(8)	133,460	3.1%

____________

*        Less than one percent.

(1)      Unless otherwise noted, the business address of each of the following entities or individuals is c/o Breeze Holdings Acquisition Corp., 955 W. John Carpenter Fwy., Suite 100-929, Irving, TX 75039.

(2)      Represents shares of common stock owned by our sponsor, Breeze Sponsor, LLC. Dr. Ramsey is the manager of the Sponsor and has voting and dispositive control over all such shares. Dr. Ramsey disclaims beneficial ownership of the reported securities, except to the extent of his pecuniary interest therein. Our Sponsor has agreed to transfer 15,000 shares of its common stock to each independent director upon the closing of an initial business combination by the Company, with such shares currently beneficially owned by Sponsor.

(3)      Does not include any securities held by our sponsor, Breeze Sponsor, LLC, of which each person is a direct or indirect member.

(4)      Based solely on the Schedule 13G filed with the SEC on May 6, 2022 by Harraden Circle Investors, LP (“Harraden Circle Investors”) with respect to shares of common stock held by Harraden Circle Investors. Harraden GP is the general partner to Harraden Circle Investors, and Harraden LLC is the general partner of Harraden GP. Harraden Adviser serves as investment manager to Harraden Circle Investors. Mr. Fortmiller is the managing member of each of Harraden LLC and Harraden Adviser. In such capacities, each of Harraden GP, Harraden LLC, Harraden Adviser and Mr. Fortmiller may be deemed to indirectly beneficially own the Shares reported herein directly beneficially owned by Harraden Circle Investors. The business address of the reporting persons is 299 Park Avenue. 21st Floor, New York, NY 10171.

(5)      Based solely on the amendment to Schedule 13G filed with the SEC on May 3, 2022 by Feis Equities LLC (“Feis Equities”) and Lawrence M. Feis (Mr. Feis”) with respect to shares of common stock held by Feis Equities and Mr. Feis. Mr. Feis is the Managing Member of Feis Equities. The business address of the reporting persons is 20 North Wacker Drive, Suite 2115, Chicago, IL 60606.

(6)      Based solely on the amendment to Schedule 13G filed with the SEC on February 16, 2023 by Meteora Capital, LLC, (“Meteora Capital”) with respect to the common stock held by certain funds and managed accounts to which Meteora Capital serves as investment manager (collectively, the “Meteora Funds”); and (ii) Vik Mittal, who serves as the Managing Member of Meteora Capital, with respect to the common stock held by the Meteora Funds. The business address of reporting persons is 840 Park Drive East, Boca Raton, FL 33444.

(7)      Based solely on the amendment to Schedule 13G filed with the SEC on January 23, 2023 by Cowen Financial Products LLC. The business address of the reporting persons is 599 Lexington Ave., New York, NY 10022.

(8)      Based solely on the amendment to Schedule 13G filed with the SEC on May 10, 2022 by Karpus Management, Inc., d/b/a Karpus Investment Management (“Karpus”). Karpus is a registered investment adviser under Section 203 of the Investment Advisers Act of 1940. Karpus is controlled by City of London Investment Group plc (“CLIG”), which is listed on the London Stock Exchange. However, in accordance with SEC Release No. 34-39538 (January 12, 1998), effective informational barriers have been established between Karpus and CLIG such that voting and investment power over the subject securities is exercised by Karpus independently of CLIG, and, accordingly, attribution of beneficial ownership is not required between Karpus and CLIG. The shares of common stock are owned directly by the accounts managed by Karpus. The business address of reporting persons is 183 Sully’s Trail, Pittsford, NY 14534.

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

Directors and Executive Officers

The following table sets forth the names and ages of all of our directors and executive officers as of October 31, 2023, except as specifically stated below. Our officers are appointed by, and serve at the pleasure of, the Board of Directors.

Name	Age	Position
J. Douglas Ramsey, Ph.D.	63	Chairman of the Board, Chief Executive Officer and Chief Financial Officer
Russell D. Griffin	59	President and Director
Charles C. Ross, P.E.	66	Chief Operating Officer
James L. Williams	70	Independent Director
Albert McLelland	65	Independent Director
Robert Lee Thomas	63	Independent Director
Bill Stark	67	Independent Director

Set forth below is biographical information about each of the individuals named in the tables above:

J. Douglas Ramsey, Ph.D. has served as our Chairman, Chief Executive Officer and Chief Financial Officer since June 2020. Dr. Ramsey was the President and Chief Financial Officer of Saddle Operating and served in that role from May 2014 until February 2019. Prior to joining Saddle Operating, Dr. Ramsey served as the Director of Strategic Planning and Special Projects of EXCO from June 2013 until April 2014, Vice President — Finance and Special Assistant to the Chairman of EXCO Resources from August 2009 until May 2013 and as Treasurer of EXCO Resources from December 1997 until May 2013. From December 1997 until July 2009, Dr. Ramsey served as EXCO Resources’ Chief Financial Officer during which time EXCO Resources completed over 160 transactions and its assets grew from $3 million to over $6 billion with over 15,000 wells and more than 1,400 employees and contractors. Dr. Ramsey also played a key role in EXCO Resources’ $698 million IPO in February 2006 after EXCO Resources had gone private in July 2003. Other key financing transactions in which Dr. Ramsey was involved included a $2 billion mandatory convertible preferred stock offering, a $2.4 billion line of credit with 34 banks in the syndicate, and two bond offerings totaling $750 million. Dr. Ramsey also served as a director of EXCO Resources from March 1998 until July 2003. From March 1992 until December 1997, Dr. Ramsey worked for Coda Energy as the Financial Analyst and Assistant to the President and then as the Financial Planning Manager. Dr. Ramsey also taught finance at various universities including Southern Methodist University in its undergraduate and professional MBA programs and Baylor University in its Executive MBA program. Dr. Ramsey was named the 1996 Distinguished Alumnus of the College of Business Administration at Cal Poly Pomona. Dr. Ramsey earned his BS in Finance from Cal Poly Pomona, an MBA from the University of Chicago Booth School of Business and an MA and Ph.D. in Business and Financial Economics from the Claremont Graduate University. Dr. Ramsey is National Association of Corporate Directors (NACD) Directorship Certified. Dr. Ramsey is well qualified to serve as a director because of his strong financial background, including his 29 years of experience as a financial executive.

Russell D. Griffin has served as our President and as a director since June 2020. Mr. Griffin was the Chief Operating Officer of Saddle Operating and served in that role from November 2015 until June 2019. Prior to joining Saddle Operating, Mr. Griffin served as the Vice President of Environmental, Health and Safety of EXCO Resources from June 2010 until November 2015, and as the Vice President of Environmental, Health and Safety of TGGT Holdings, an independent midstream oil and gas company, from 2012 until 2013. Prior to joining EXCO Resources, Mr. Griffin was the Senior Regulatory Representative for Hunt Oil Company, an independent international oil and natural gas company, from August 2005 until January 2008 and held positions in exploration and production operations from August 1984 until August 2005. His areas of expertise include onshore U.S conventional and non-conventional, offshore Gulf of Mexico Outer Continental Shelf (OCS) as well as State waters of both Louisiana and Texas. Mr. Griffin has also led or participated in multiple acquisitions and divestitures, both domestic and international. He is a member of the American Association of Drilling Engineers, Society of Petroleum Engineers and American Association of Safety Professionals. Mr. Griffin received his BS degree in Petroleum Engineering Technology and an AS degree in Safety Management from Nicholls State University. Mr. Griffin is National Association of Corporate Directors (NACD) Directorship Certified. Mr. Griffin is well qualified to serve as a director because of his more than 35 years of diverse experience in management, operations, drilling, regulatory compliance and EHS in the oil and gas industry with an in-depth knowledge of federal, state and local compliance requirements with governmental regulations and standards.

Charles C. Ross, P.E. has served as our Chief Operating Officer since June 2020. Mr. Ross was the Vice President of Regulatory Affairs and EHS of Saddle Operating and served in that role from December 2015 until June 2019. In January 2010 until December 2013, Mr. Ross was the Director of Regulatory Affairs of TGGT Midstream. In August 2012, Mr. Ross was named Director of Regulatory Affairs for EXCO Resources, as well, until November 2015. Mr. Ross began his career in 1982 working for the Railroad Commission of Texas Oil and Gas Division as a New Field Discovery Examiner. Mr. Ross continued working for the RRC for 27 more years in various positions including Engineering Supervisor of the Underground Injection Control Section, District Engineer, Assistant District Director, and Director of Field Operations. As Director of Field Operations, Mr. Ross oversaw nine district offices and 247 employees. Mr. Ross is an expert witness at Railroad Commission hearings, civil trials, legislative committee meetings, and legislative hearings on various issues related to oil and gas regulatory and technical matters. Mr. Ross has been a registered Professional Engineer (Petroleum) since 1988, and currently serves as the Chair of the TIPRO (Texas Independent Producers and Royalty Association) Regulatory Committee. Mr. Ross received his BS in Architectural Engineering and a BS in Petroleum Engineering both from the University of Texas at Austin.

James L. Williams began serving as a director in August 2022. General Williams served in the United States Marine Corps for over 35 years, most recently as a Major General, 4th Marine Division, where he commanded Marines at every level in combat operations and readiness until he retired from military service in 2010. During the Global War on Terrorism, General Williams held positions as Assistant Division Commander, 2nd Marine Division, in combat operations at Camp Blue Diamond, Al-Ramadi, Iraq and as Deputy Commanding General, 1st Marine Expeditionary Force in Fallujah, Iraq. General Williams also served on the Secretary of Defense’s Reserve Force Policy Board, and included in his military decorations are the Defense Meritorious Service Medal, Legion of Merit, Bronze Star Medal, Meritorious Service Medal, and the National Defense Medal, to name a few. General Williams currently serves as Managing Senior Partner of Lotus Tiger International, LLC. General Williams received a Bachelor of Science Degree from Slippery Rock University, PA and reported to Officer Candidate School, receiving his commission in 1976. His education includes Master’s Degrees from Georgetown University in Government and National Affairs, and Yale University in Hospital Management and Public Health. He has completed program studies at Harvard’s JFK School of Government in the National and International Studies Program. General Williams has completed the LOGTECH Program, Center of Excellence in Logistics and Technology, University of North Carolina, Kenan-Flagler Business School, Chapel Hill, North Carolina and a Master of Science in Strategic Studies, U.S. Army War College, Carlisle Barracks, Carlisle, Pennsylvania. General Williams has served on boards of directors and/or boards of advisors of for-profit companies, including Zenneck Power, LLC, Rewards.com/RewardToken.IO, PayForAll, LLC, Mobile Equity Corporation (d.b.a. Qruz), and DCG International. In the non-profit sector, General Williams served with the Board of International Learning of Texas Public Charter School District, the Tower Center at Southern Methodist University, Cybercrime Committee of the North Texas Crime Commission, the Tarleton State Criminal Justice Program, the Admiral Nimitz Foundation and National Museum of the Pacific War, the American Board of Physician Specialties and Disaster Medicine Committee, the Veterans Coalition of North Central Texas, the VA Medical Center of North Texas, the World Craniofacial Foundation, and the Bridge-Homeless Program. General Williams also spends time helping Veterans and surviving spouses fight for the benefits and services they so rightfully deserve. General Williams is well qualified to serve as a director based on his demonstrated leadership during his outstanding military career, and as a result of his experience with both for-profit and non-profit organizations.

Albert McLelland has served as a director since November 2020. Since 2002, Mr. McLelland has served as the Managing Director of AmPac Strategic Capital LLC, an advisory firm and investment holding company that creates value across the investment process from deal origination and execution to management, oversight and exit. Before founding AmPac, from 1998 to 2002, Mr. McLelland was the Director of the Chairman’s Asian Cross-border Transactions Initiative for PricewaterhouseCoopers (“PwC”) Financial Advisory Services. As Director, Mr. Mclelland assisted PwC’s largest clients to complete cross-border transactions in Asia. Between 1993 and 1998, Mr. McLelland founded and sold Pearl Delta Capital Corp. in Taiwan. From 1991 until 1993, Mr. McLelland was the Senior Manager for Corporate Finance at CEF Taiwan Limited, a large Hong Kong based merchant bank. In 1990, Mr. McLelland assisted in the formation of Riddell*Tseng, where he worked until 1993. Mr. McLelland started his career as an Associate in Public Finance at Shearson Lehman from 1987 until 1990. Mr. McLelland has served as an adjunct professor and guest lecturer at leading business schools in the US and China. He currently serves on the Advisory Board at the Institute for Excellence in Corporate Governance at the University of Texas (Dallas), where he is also the Chairman of the Steering Committee for the North Texas Private Equity Council. Mr. McLelland received his

BA in Political Science and History from the University of South Florida, an MBA from the University of Chicago Booth School of Business, and an MA in International Affairs from Columbia University. Mr. McLelland is National Association of Corporate Directors (NACD) Directorship Certified. In his public board capacity, he has also served as the Chairman of the Special Committee for the sale of China Fire & Security Group, Inc. (CFSG) to Bain Capital. Mr. McLelland is well qualified to serve as a director because of his extensive operating, capital markets and corporate governance experience including serving as an Independent Director, Audit Committee Chairman and Financial Expert for four NASDAQ listed companies.

Robert Lee Thomas has served as a director since November 2020. Mr. Thomas was Vice President and Chief Information Officer at Kosmos Energy from 2015 until May 2020. In this role, Mr. Thomas had corporate information systems oversight, as well as geotechnical systems strategy responsibility. Prior to Kosmos, Mr. Thomas was a corporate officer and Chief Information Officer at EXCO Resources from 2008 until 2015. In addition to corporate information systems oversight, Mr. Thomas had responsibility for the geoscience personnel and technology. From 1994 until 2006, Mr. Thomas held a series of roles, from geotechnical systems leadership to international business management to Chief Information Officer at Burlington Resources Canada with Burlington Resources Oil and Gas. Following the acquisition of Burlington Resources by ConocoPhillips in 2006, Mr. Thomas co-led the integration of systems into ConocoPhillips, earning a President’s Award, and was Director of IT Strategy and Architecture at ConocoPhillips until 2008. From 1981 until 1994, Mr. Thomas held a series of roles from geophysical seismic acquisition and processing to exploration system development in the exploration technology groups with Sun Oil Company and the Oryx Energy spinoff. Mr. Thomas earned his BS in Economics and Finance from The University of Texas at Dallas. Mr. Thomas was elected and served on the City Council in Murphy, Texas, currently sits on the Advisory Board at the University of North Texas school of Information Technology Decision Sciences and has been an active member of the Society of Exploration Geophysicists for over 25 years. Mr. Thomas is National Association of Corporate Directors (NACD) Directorship Certified. Mr. Thomas is well qualified to serve as director, having been involved with many aspects of international oil and gas company management, including many multibillion-dollar corporate acquisitions and integrations.

Bill Stark has served as a director since November 2020. Mr. Stark currently serves as Senior Vice President of the Americas, and previous served as the Vice President — Western U.S. Operations of Ulterra from August 2017 to March 2021. Mr. Stark has operated in different executive positions over the Permian since joining Ulterra. In December 2009, Mr. Stark became the District Manager over the Permian. In January 2012, Mr. Stark was promoted to Area Manager for Ulterra — Permian. Prior to this, he was an agent for Halliburton — Security DBS, as well as President/Owner of Permian Bit Service Inc. and Permian Equipment Rentals Inc. Mr. Stark was one of the first to successfully introduce and continually market PDC bits in the Spraberry Trend. He has over 40 years of experience in the oil industry, all of which were with Halliburton before joining Ulterra. Mr. Stark led a team in the Permian that became one of the largest revenue districts in the U.S. for Halliburton-Security DBS. From 2012 to 2017, Mr. Stark operated as the Director of National Sales which grew Ulterra into becoming number one in market share in the U.S. In addition to his success with Ulterra, in 2012, Mr. Stark also became President and CEO of Cactus Fuel, LLC while continuously maintaining his role at Ulterra. Mr. Stark lives in Midland, Texas. Mr. Stark is well qualified to serve as a director because of his extensive energy services experience, ability to grow profitable companies, vast network with oil and gas producers and leadership skills.

No director is related to any other director or executive officer of our company or our subsidiaries, and, there are no arrangements or understandings between a director and any other person pursuant to which such person was elected as director.

GOVERNANCE OF THE COMPANY

Our Board of Directors

Our Board of Directors is divided into two classes with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a two-year term. The Class I directors consist of Messrs. Griffin, Stark, and Williams, and their term will expire at the 2024 annual meeting of stockholders. The Class II directors consist of Messrs. Ramsey, McLelland and Thomas, and their term will expire at this annual meeting of stockholders.

Our Board of Directors oversees the business affairs of our company and monitors the performance of management. Members of the Board of Directors discussed various business matters informally on numerous occasions throughout the year 2022. In addition to meetings of the full Board of Directors, our Board has established an Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. The Board held four meetings, the Audit Committee held four meetings, and the Board acted by unanimous consent one time, the Nominating and Corporate Governance Committee acted by unanimous consent one time and the Audit Committee acted by unanimous consent one time during 2022. With the exception of Mr. Stark, each incumbent director attended at least 75% of the total number of meetings of the Board of Directors and committee meetings of which such director was a member (held during the period for which such director was in office), and Mr. Stark was involved in providing input on matters discussed in meetings where he was absent.

Director Independence

NASDAQ listing standards require that a majority of our board of directors be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our board of directors has determined that each of Mr. Williams, Mr. McLelland, Mr. Thomas and Mr. Stark are “independent directors” as defined in NASDAQ listing standards and applicable SEC rules. Our independent directors have regularly scheduled meetings at which only independent directors are present.

Board Committees

Our board of directors has three standing committees: an audit committee, a compensation committee, and a nominating and corporate governance committee. Each committee operates under a charter that has been approved by our board and has the composition and responsibilities described below. Copies of the audit committee charter, the compensation committee charter and the nominating and corporate governance committee charter are attached as Appendix A, B and C, respectively. Our audit committee, compensation committee and nominating and corporate governance committee are composed solely of independent directors.

Audit Committee

Messrs. McLelland, Thomas and Williams serve as members of our audit committee, and Mr. McLelland serves as its chairman. Under the NASDAQ listing standards and applicable SEC rules, we are required to have at least three members on the audit committee. The rules of NASDAQ and Rule 10A-3 of the Exchange Act require that the audit committee of a listed company be comprised solely of independent directors. Messrs. McLelland, Thomas and Williams qualify as independent directors under applicable rules. Each member of the audit committee is financially literate and our board of directors has determined that Mr. McLelland qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

We adopted an audit committee charter, which details the principal functions of the audit committee, including:

•        the appointment, compensation, retention, replacement, and oversight of the work of the independent registered accounting firm and any other independent registered public accounting firm engaged by us;

•        pre-approving all audit and non-audit services to be provided by the independent registered accounting firm or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

•        reviewing and discussing with the independent registered accounting firm all relationships the auditors have with us in order to evaluate their continued independence;

•        setting clear hiring policies for employees or former employees of the independent registered accounting firm;

•        setting clear policies for audit partner rotation in compliance with applicable laws and regulations; (i) obtaining and reviewing a report, at least annually, from the independent registered accounting firm describing (ii) the independent registered accounting firm’s internal quality-control procedures and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within, the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

•        reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

•        reviewing with management, the independent registered accounting firm, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Compensation Committee

Messrs. McLelland, Thomas and Stark serve as members of our compensation committee, and Mr. Thomas serves as its chairman. Under the NASDAQ listing standards and applicable SEC rules, we are required to have at least two members on the compensation committee, all of whom must be independent.

We adopted a compensation committee charter, which details the principal functions of the compensation committee, including:

•        reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer’s based on such evaluation;

•        reviewing and approving the compensation of all of our other executive officers;

•        reviewing our executive compensation policies and plans;

•        implementing and administering our incentive compensation equity-based remuneration plans;

•        assisting management in complying with our proxy statement and annual report disclosure requirements;

•        approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

•        producing a report on executive compensation to be included in our annual proxy statement; and

•        reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by NASDAQ and the SEC.

Nominating and Corporate Governance Committee

Messrs. Williams, Thomas and Stark serve as members of our nominating and corporate governance committee, and Mr. Williams serves as its chairman.

The primary purposes of our nominating and corporate governance committee is to assist the board in:

•        identifying, screening and reviewing individuals qualified to serve as directors and recommending to the board of directors candidates for nomination for election at the annual meeting of stockholders or to fill vacancies on the board of directors;

•        developing, recommending to the board of directors and overseeing implementation of our corporate governance guidelines;

•        coordinating and overseeing the annual self-evaluation of the board of directors, its committees, individual directors and management in the governance of the company; and

•        reviewing on a regular basis our overall corporate governance and recommending improvements as and when necessary.

The nominating and corporate governance committee is governed by a charter that complies with the rules of the NASDAQ.

Board Member Attendance at Annual Meetings

We do not have a formal policy regarding Board attendance at our annual meetings, however, all of our directors are invited to the annual meeting. This will be our first annual meeting since our initial public offering.

Board Leadership Structure and Role in Risk Oversight

Dr. Ramsey serves as both our Chief Executive Officer and Chairman of the Board. Our Board of Directors has no policy with regard to the separation of the offices of Chairman of the Board and Chief Executive Officer, and believes, given the size and activities of our company, it is appropriate for Dr. Ramsey to serve in both roles.

Our management is responsible for managing risks in our business, including developing processes to manage and monitor risks. The Board views its role as one of oversight. The Board focuses on understanding management’s risk management systems, the effectiveness of those systems, and the way in which management proactively manages risks. In addition, the Board utilizes the Nominating and Corporate Governance Committee, the Audit Committee and the Compensation Committee to manage risks that arise under each committee’s area of focus.

Nomination of Director Candidates

We may receive suggestions for potential director nominees from many sources, including members of the Board, advisors, and stockholders. Any such nominations, together with appropriate biographical information, should be submitted to the Chairperson of the Nominating and Corporate Governance Committee in the manner discussed below. Any candidates submitted by a stockholder or stockholder group are reviewed and considered in the same manner as all other candidates.

Qualifications for consideration as a Board nominee may vary according to the particular areas of expertise being sought as a complement to the existing board composition. However, minimum qualifications include high level leadership experience in business activities, breadth of knowledge about issues affecting the Company, experience on other boards of directors, preferably public company boards, and time available for meetings and consultation on Company matters. Our Nominating and Corporate Governance Committee does not have a formal policy with regard to the consideration of diversity in identifying director candidates, but seeks a diverse group of candidates who possess the background, skills and expertise to make a significant contribution to the Board, to the Company and our stockholders. Candidates whose evaluations are favorable are recommended by our Nominating and Corporate Governance Committee to the full Board for consideration. The full Board selects and recommends candidates for nomination as directors for stockholders to consider and vote upon at the annual meeting.

A stockholder wishing to nominate a candidate for election to our Board of Directors at any annual meeting at which the Board of Directors has determined that one or more directors will be elected must submit a written notice of his or her nomination of a candidate to the Chairperson of the Nominating and Corporate Governance Committee (c/o the Corporate Secretary), providing the candidates name, biographical data and other relevant information together with a consent from the nominee. Pursuant to our Bylaws, the submission must be received at our principal executive offices not later than the close of business on the 90th day nor earlier than the close of business on the 120th day before the anniversary date of our immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so received not earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting was first made by us. We have not employed an executive search firm, or paid a fee to any other third party, to locate qualified candidates for director positions.

Stockholder Communications with Directors

Persons wishing to write to our Board of Directors, or to a specified director or committee of the Board, should send correspondence to the Corporate Secretary at 955 W. John Carpenter Freeway, Suite 100-929, Irving, TX 75039. Electronic submissions of stockholder correspondence will not be accepted.

The Corporate Secretary will forward to the directors all communications that, in his or her judgment, are appropriate for consideration by the directors. Examples of communications that would not be appropriate for consideration by the directors include commercial solicitations and matters not relevant to the stockholders, to the functioning of the Board or to the affairs of the Company. Any correspondence received that is addressed generically to the Board of Directors will be forwarded to the Chairman of the Board.

Code of Ethics

We have adopted a code of ethics that applies to our officers and directors. We have filed a copy of our code of ethics as an exhibit to our registration statement in connection with our initial public offering. You may review these documents by accessing our public filings at the Commission’s website at www.sec.gov. In addition, a copy of the code of ethics will be provided without charge upon request to us.

We do not have any policies prohibiting directors, officers and other employees from purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engaging in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Officer and Director Compensation

None of our executive officers or directors have received any cash compensation for services rendered to us. Since our initial public offering, we have paid Breeze Financial, an affiliate of our Sponsor, a total of $5,000 per month for office space, utilities, secretarial support and other administrative and consulting services. Our Sponsor, executive officers and directors, or any of their respective affiliates, will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee will review on a quarterly basis all payments that were made to our Sponsor, officers, directors or our or their affiliates.

After the completion of our initial business combination, directors or members of our management team who remain with us may be paid consulting, management or other fees from the combined company. All of these fees will be fully disclosed to stockholders, to the extent then known, in the tender offer materials or proxy solicitation materials furnished to our stockholders in connection with a proposed business combination. It is unlikely the amount of such compensation will be known at the time, because the directors of the post-combination business will be responsible for determining executive officer and director compensation. Any compensation to be paid to our executive officers will be determined by a compensation committee constituted solely by independent directors.

We do not intend to take any action to ensure that members of our management team maintain their positions with us after the consummation of our initial business combination, although it is possible that some or all of our executive officers and directors may negotiate employment or consulting arrangements to remain with us after the initial business combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business but we do not believe that the ability of our management to remain with us after the consummation of our initial business combination will be a determining factor in our decision to proceed with any potential business combination. We are not party to any agreements with our executive officers and directors that provide for benefits upon termination of employment.

Equity Awards

We have not issued any equity awards to any officers since our initial public offering.

RELATED PARTY TRANSACTIONS

On June 11, 2020, our initial stockholders purchased 100 founder shares for an aggregate purchase price of $25,000. On July 15, 2020, we effected a 28,750-for-1 forward stock split and, as a result, our initial stockholders, including the Sponsor, our independent directors and I-Bankers Securities, Inc. (“I-Bankers”) held 2,875,000 founder shares as of the date of our initial public offering, which we refer to as “Founder Shares.” The Founder Shares and an additional 265,000 shares owned by I-Bankers, Northland Capital Markets (together with I-Bankers, the “Representatives”), and a consultant to the Company are not subject to redemption pursuant to the Extension Proposal. The number of Founder Shares issued was determined based on the expectation that such founder shares would represent 20% of the outstanding shares upon completion of our initial public offering. The founder shares may not, subject to certain limited exceptions, be transferred, assigned or sold by the holder.

Our Sponsor and I-Bankers purchased an aggregate of 5,425,000 warrants at a price of $1.00 per warrant in a private placement that occurred simultaneously with the closing of our initial public offering. Of such amount, 4,325,000 warrants were purchased by our Sponsor, and 1,100,000 warrants were purchased by I-Bankers. The private placement warrants (including the common stock issuable upon exercise of the private placement warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold by the holder until 30 days after the completion of our initial business combination.

If any of our officers or directors becomes aware of a business combination opportunity that falls within the line of business of any entity to which he or she has then-current fiduciary or contractual obligations, he or she may be required to present such business combination opportunity to such entity prior to presenting such business combination opportunity to us. Our executive officers and directors currently have certain relevant fiduciary duties or contractual obligations that may take priority over their duties to us.

Commencing on the date our securities were first listed on NASDAQ, we have agreed to pay an affiliate of our Sponsor a total of $5,000 per month for office space, utilities and secretarial and administrative support. Upon completion of our initial business combination or our liquidation, we will cease paying these monthly fees.

Our Sponsor, executive officers and directors, or any of their respective affiliates, are reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee will review on a quarterly basis all payments that were made to our Sponsor, officers, directors or our or their affiliates and will determine which expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on our behalf.

Our Sponsor agreed to loan us up to $300,000 to be used for a portion of the expenses of our initial public offering. On November 25, 2020, the outstanding balance under the promissory note in the aggregate amount of $145,617 was repaid.

On November 19, 2021, the Sponsor loaned the Company an aggregate of $1,150,000 pursuant to an unsecured promissory note (as amended, the “Note”) to extend the date by which the Company has to consummate a business combination from November 25, 2021 to February 25, 2022. The Note is non-interest bearing and payable on the earlier of (i) the consummation of an initial Business Combination, or (ii) June 26, 2024.

On February 1, 2022, the Company signed a Promissory Note with Sponsor, with a maturity date of March 26, 2023, for a total of up to $1,500,000. On October 1, 2022, the Company signed an Amended Promissory Note with Sponsor, with a maturity date of September 26, 2023 for a total of up to $4,000,000. On April 1, 2023, the Company signed an Amended Promissory Note with Sponsor, with a maturity date of September 26, 2023 for a total of up to $5,000,000. On October 1, 2023, the Company signed an Amended Promissory Note with Sponsor, with a maturity date of June 26, 2024 for a total of up to $6,000,000. As of September 30, 2023, the amount outstanding under this working capital loan was $4,135,609 for direct working capital, and $602,101 for monthly SPAC extension funds for the months of September 2022 through September 2023 for a total of $4,737,710 from Sponsor. The Promissory Note is non-interest bearing and payable on the earlier of (i) the consummation of an initial Business Combination, or (ii) June 26, 2024.

On February 18, 2022, the Sponsor loaned the Company an aggregate of $1,150,000 pursuant to an unsecured promissory note (as amended, the “Note”) to extend the date by which the Company has to consummate a business combination from February 25, 2022 to May 25, 2022. This Note is non-interest bearing and payable on the earlier of (i) the consummation of an initial Business Combination, or (ii) June 26, 2024.

In addition, in order to finance transaction costs in connection with an intended initial business combination, our Sponsor or an affiliate of our Sponsor or certain of our officers and directors may, but are not obligated to, loan us additional funds as may be required. If we complete an initial business combination, we would repay such loaned amounts. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the trust account to repay such loaned amounts but no proceeds from our trust account would be used for such repayment. Up to $1,000,000 of such loans may be convertible into warrants of the post business combination entity at a price of $1.00 per warrant at the option of the lender. The warrants would be identical to the private placement warrants issued to our Sponsor, including as to exercise price, exercisability and exercise period. The terms of such loans by our officers and directors, if any, have not been determined and no written agreements exist with respect to such loans.

We do not expect to seek loans from parties other than our Sponsor or an affiliate of our Sponsor as we do not believe third parties will be willing to loan such funds and provide a waiver against any and all rights to seek access to funds in our trust account.

After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to our stockholders, to the extent then known, in the tender offer or proxy solicitation materials, as applicable, furnished to our stockholders. It is unlikely the amount of such compensation will be known at the time of distribution of such tender offer materials or at the time of a stockholder meeting held to consider our initial business combination, as applicable, as it will be up to the directors of the post-combination business to determine executive officer and director compensation.

We entered into a registration rights agreement with respect to the founder shares, the private placement warrants and warrants issued upon conversion of working capital loans (if any).

Policy for Approval of Related Party Transactions

Our audit committee must review and approve any related person transaction we propose to enter into. Our audit committee charter details the policies and procedures relating to transactions that may present actual, potential or perceived conflicts of interest and may raise questions as to whether such transactions are consistent with the best interest of our company and our stockholders. A summary of such policies and procedures is set forth below.

Any potential related party transaction that is brought to the audit committee’s attention will be analyzed by the audit committee, in consultation with outside counsel or members of management, as appropriate, to determine whether the transaction or relationship does, in fact, constitute a related party transaction. At its meetings, the audit committee will be provided with the details of each new, existing or proposed related party transaction, including the terms of the transaction, the business purpose of the transaction and the benefits to us and to the relevant related party.

In determining whether to approve a related party transaction, the audit committee must consider, among other factors, the following factors to the extent relevant:

•        whether the terms of the transaction are fair to us and on the same basis as would apply if the transaction did not involve a related party;

•        whether there are business reasons for us to enter into the transaction;

•        whether the transaction would impair the independence of an outside director;

•        whether the transaction would present an improper conflict of interest for any director or executive officer; and

•        any pre-existing contractual obligations.

Any member of the audit committee who has an interest in the transaction under discussion must abstain from any voting regarding the transaction, but may, if so requested by the chairman of the audit committee, participate in some or all of the audit committee’s discussions of the transaction. Upon completion of its review of the transaction, the audit committee may determine to permit or to prohibit the transaction.

Our Sponsor, officers and directors are deemed to be our “promoter” as such term is defined under the federal securities laws.

To further minimize conflicts of interest, we have agreed not to consummate an initial business combination with an entity that is affiliated with any of our Sponsor, officers or directors unless we, or a committee of independent directors, have obtained an opinion from an independent investment banking firm or another independent entity that commonly renders valuation opinions that our initial business combination is fair to our company and our stockholders from a financial point of view. No finder’s fees, reimbursements, consulting fee, monies in respect of any payment of a loan or other compensation will be paid by us to our Sponsor, officers or directors, or any affiliate of our Sponsor or officers, for services rendered to us prior to, or in connection with any services rendered in order to effectuate, the consummation of our initial business combination (regardless of the type of transaction that it is).

PROPOSAL 1:
ELECTION OF DIRECTORS

Our Board of Directors is divided into two classes with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a two-year term. The Class I directors consist of Messrs. Griffin, Stark and Williams, and their term will expire at the 2024 annual meeting of stockholders. The Class II directors consist of Messrs. Ramsey, McLelland and Thomas, and their term will expire at this annual meeting of stockholders.

The Nominating and Governance Committee nominated and the Board approved and recommended all of the current Class II members of our Board for re-election. All nominees have consented to being named herein and have indicated their intention to serve as our directors, if elected. The Board has no reason to believe that any nominee would be unable or unwilling to serve if elected. Unless authority to do so is withheld, the persons named as proxies will vote the shares represented by such proxies for the election of the named director nominees. In case any of the nominees becomes unavailable for election to the Board, the persons named as proxies will have full discretion and authority to vote or refrain from voting for any other nominees in accordance with their judgment. The Board nominees, if elected, will serve until the 2025 annual meeting of stockholders or until each successor is duly elected and qualified.

Biographical information for our directors is provided above in the section entitled “Information About Directors and Executive Officers.”

Vote Required and Recommendation of the Board of Directors

A plurality of the eligible votes cast is required to elect director nominees, and as such, the three nominees who receive the greatest number of votes cast by stockholders, entitled to vote at the meeting, will be elected. A nominee who receives a plurality means he or she has received more votes than any other nominee for the same director’s seat. Broker non-votes will have no effect on this proposal. The Board recommends that stockholders vote FOR each of the three nominees for election to our Board of Directors.

PROPOSAL 2:
TO RATIFY THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has selected Marcum LLP, Marcum, as our independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2023. Our stockholders are being asked to ratify this appointment. In the event that ratification of this selection of auditors is not approved by the stockholders, we will reassess our selection of auditors. Representatives of Marcum are expected to be present at the Annual Meeting, will be available to respond to appropriate questions, and will have the opportunity to make a statement at the Annual Meeting.

The following is a summary of fees paid or to be paid to Marcum for services rendered.

Audit Fees.    Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Marcum in connection with regulatory filings. The aggregate fees billed by Marcum for professional services rendered for the audit of our annual financial statements, review of the financial information for the respective periods and other required filings with the SEC for the years ended December 31, 2022 and December 31, 2021 totaled $284,442 and $84,975, respectively. The above amounts include interim procedures and audit fees.

Audit-Related Fees.    Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. We did not pay Marcum for consultations concerning financial accounting and reporting standards for the years ended December 31, 2022 and December 31, 2021.

Tax Fees.    We paid Marcum $8,755 and $8,755 for tax planning and tax advice for the years ended December 31, 2022 and December 31, 2021, respectively.

All Other Fees.    We did not pay Marcum for other services for the years ended December 31, 2022 and December 31, 2021, respectively.

Audit Committee Pre-Approval Policies and Procedures

Our audit committee was formed upon the consummation of our initial public offering. As a result, the audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our audit committee were approved by our board of directors. Since the formation of our audit committee, and on a going-forward basis, the audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

Vote Required and Recommendation of the Board of Directors

The approval of Proposal 2 requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter. Broker non-votes will not be taken into account in determining the outcome of the proposal, and abstentions will be counted as votes against the proposal. The Board recommends that stockholders vote FOR the ratification of the appointment of Marcum, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

AUDIT COMMITTEE REPORT

The Audit Committee assists the Board of Directors with its oversight responsibilities regarding the Company’s financial reporting process. The Company’s management is responsible for the preparation, presentation and integrity of the Company’s financial statements and the reporting process, including the Company’s accounting policies, internal control over financial reporting and disclosure controls and procedures. Marcum LLP, the Company’s independent registered public accounting firm, is responsible for performing an audit of the Company’s financial statements.

We have reviewed and discussed with management and Marcum LLP the Company’s audited financial statements. We discussed with Marcum LLP the overall scope and plans of their audit. We met with Marcum LLP, with and without management present, to discuss the results of its examinations, its evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

With regard to the fiscal year ended December 31, 2022, the Audit Committee (i) reviewed and discussed with management the Company’s audited financial statements as of December 31, 2022, and for the year then ended; (ii) discussed with Marcum LLP the matters required by Public Company Accounting Oversight Board (PCAOB) and the Securities and Exchange Commission; (iii) received the written disclosures and the letter from Marcum LLP required by applicable requirements of the PCAOB regarding Marcum LLP’s communications with the Audit Committee regarding independence; and (iv) discussed with Marcum LLP their independence.

Based on the review and discussions described above, the Audit Committee recommended to the Company’s Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, for filing with the Securities and Exchange Commission.

Albert McLelland (Chairperson)
Robert Lee Thomas
James L. Williams

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

A copy of our 2022 Annual Report on Form 10-K has been mailed concurrently with this proxy statement to stockholders entitled to notice of and to vote at the Annual Meeting, provided that we have not included the exhibits to the Form 10-K. We will provide copies of these exhibits without cost upon request by eligible stockholders. Requests for copies of such exhibits should be mailed to Breeze Holdings Acquisition Corp., 955 W. John Carpenter Freeway, Suite 100-929, Irving, TX 75039, Attention: Corporate Secretary.

OTHER PROPOSED ACTION

Our Board of Directors does not intend to bring any other matters before the Annual Meeting, nor does it know of any matters which other persons intend to bring before the Annual Meeting. If, however, other matters not mentioned in this proxy statement properly come before the Annual Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with the recommendation of the Board of Directors.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are the Company’s stockholders may be “householding” our proxy materials. A single copy of the proxy materials may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of the proxy materials, please (1) notify your broker, or (2) direct your written request to Breeze Holdings Acquisition Corp., 955 W. John Carpenter Freeway, Suite 100-929, Irving, TX 75039; Attention: Corporate Secretary. Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request householding of their communications should contact their brokers. In addition, upon written request to the address set forth above, we will promptly deliver a separate copy of the proxy materials to any stockholder at a shared address to which a single copy of the documents was delivered.

STOCKHOLDER PROPOSALS AND SUBMISSIONS

In order to be eligible for inclusion in our proxy statement and form of proxy for our next Annual Meeting, a proposal of a stockholder, including the submission of a stockholder nominee for election to our Board of Directors, must be received at our principal executive offices located in Irving, Texas no later than April 19, 2024. For any proposal that a stockholder wishes to propose for consideration at our next Annual Meeting but does not wish to include in the proxy materials for that meeting, our Bylaws require a notice of the proposal to be delivered not later than the close of business on the 90th day nor earlier than the close of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by the Corporation. The notice of the proposal also must comply with the content requirements for such notices set forth in our Bylaws.

Whether or not you expect to be present at the Annual Meeting, please sign and return the enclosed proxy promptly. Your vote is important. If you are a stockholder of record and attend the Annual Meeting and wish to vote in person, you may withdraw your proxy at any time prior to the vote.

By Order of the Board of Directors BREEZE HOLDINGS ACQUISITION CORP.
/s/ J. DOUGLAS RAMSEY
J. Douglas Ramsey, Ph.D.
Chairman of the Board, Chief Executive Officer and Chief Financial Officer

Irving, Texas
November 2, 2023

Appendix A

BREEZE HOLDINGS ACQUISITION CORP.

CHARTER OF THE AUDIT COMMITTEE

Membership

The Audit Committee (the “Committee”) of the board of directors (the “Board”) of Breeze Holdings Acquisition Corp. (the “Company”) shall consist of three or more directors. Each member of the Committee shall be independent in accordance with the requirements of Rule 10A-3 of the Securities Exchange Act of 1934, as amended, and the rules of the Nasdaq Stock Market. No member of the Committee can have participated in the preparation of the Company’s or any of its subsidiaries’ financial statements at any time during the past three years.

Each member of the Committee must be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement. At least one member of the Committee must have past employment experience in finance or accounting, requisite professional certification in accounting or other comparable experience or background that leads to financial sophistication. At least one member of the Committee must be an “audit committee financial expert” as defined in Item 407(d) (5) (ii) of Regulation S-K. A person who satisfies this definition of audit committee financial expert will also be presumed to have financial sophistication.

The members of the Committee shall be appointed by the Board based on recommendations from the nominating and corporate governance committee of the Board. The members of the Committee shall serve for such term or terms as the Board may determine or until earlier resignation or death. The Board may remove any member from the Committee at any time with or without cause.

Purpose

The primary purpose of the Committee is to oversee the quality and integrity of the Company’s accounting and financial reporting processes and the audit of the Company’s financial statements. To fulfill this obligation, the Committee relies on:

•        management for the preparation and accuracy of the Company’s financial statements;

•        management for establishing effective internal controls and procedures to ensure the Company’s compliance with accounting standards, financial reporting procedures and applicable laws and regulations;

•        management for establishing an effective anti-fraud program; and

•        The Company’s independent auditors for an unbiased, diligent audit or review, as applicable, of the Company’s financial statements.

Duties and Responsibilities

The Committee shall have the following authority and responsibilities:

1.      To (a) select and retain an independent registered public accounting firm to act as the Company’s independent auditors for the purpose of auditing the Company’s annual financial statements, books, records, and accounts, (b) set the compensation of the Company’s independent auditors, (c) oversee the work done by the Company’s independent auditors, (d) terminate the Company’s independent auditors, if necessary, and (e) perform an annual evaluation of the performance of the independent auditors. The independent auditors shall report directly to the Committee.

2.      To select, retain, compensate, oversee and terminate, if necessary, any other registered public accounting firm engaged for the purpose of preparing or issuing a report on the Company’s internal controls, or perform other audit, review or attest services for the Company.

3.      To pre-approve all audit and permitted non-audit and tax services that may be provided by the Company’s independent auditors, and to establish such policies and procedures as the Committee deems necessary for the Committee’s pre-approval of permitted services by the Company’s independent auditors.

4.      At least annually, to obtain and review a formal written statement by the Company’s independent auditors that describes all relationships between the firm and the Company or any of its subsidiaries, consistent with Independence Standards Board Standard 1; and to actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors.

5.      To assure the required rotation of the lead audit partner at the Company’s independent auditors.

6.      To review and discuss with the Company’s independent auditors (a) all critical accounting policies and practices used by the Company; (b) all alternative treatments of financial information within generally accepted accounting principles (“GAAP”) that have been discussed with management, the ramifications of the use of such alternative treatments and the treatment preferred by the independent auditors; and (c) other material written communications between the independent auditors and management.

7.      To review and discuss with the Company’s independent auditors any other matters required to be discussed by PCAOB Auditing Standards No. 16, Communications with Audit Committees.

8.      To review and discuss with the Company’s independent auditors and management the Company’s annual audited financial statements (including the related notes), the form of audit opinion to be issued by the auditors on the financial statements and the disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” to be included in the Company’s annual report on Form 10-K before the Form 10-K is filed.

9.      To recommend to the Board that the audited financial statements be included in the Company’s Form 10-K and to produce the audit committee report required to be included in the Company’s proxy statement.

10.    To review and discuss with the Company’s independent auditors and management the Company’s quarterly financial statements and the disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” to be included in the Company’s quarterly report on Form 10-Q before the Form 10-Q is filed.

11.    To review and discuss with management the Company’s earnings press releases, including the type of information to be included and its presentation and the use of any pro forma or adjusted non-GAAP information, before their release to the public.

12.    To establish and oversee procedures for: (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (b) the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

13.    To review, approve and oversee any transaction between the Company and any related person (as defined in Item 404 of Regulation S-K).

14.    To review and assess the Company’s financial risk management process, including the adequacy of the company’s overall financial control environment and controls in selected areas representing significant financial risk.

Outside Advisors

The Committee shall have the authority, in its sole discretion, to retain and obtain the advice and assistance of independent outside legal counsel and such other advisors as it deems necessary to fulfill its duties and responsibilities under this Charter. The Committee shall set the compensation and oversee the work of any outside legal counsel and other advisors.

The Committee shall receive appropriate funding from the Company, as determined by the Committee in its capacity as a committee of the Board, for the payment of compensation to the Company’s independent auditors, any other accounting firm engaged to perform services for the Company, any outside legal counsel and any other advisors to the Committee.

Structure and Operations

The Board shall designate a member of the Committee as the chairperson. The Committee shall meet no less than four times annually and more frequently as circumstances require. At least quarterly, the meetings of the Committee shall include an executive session of the Committee, absent members of management, and an executive session with the independent auditors. The Committee shall report regularly to the Board regarding its actions and make recommendations to the Board as appropriate. The Committee is governed by the same rules regarding meetings (including meetings in person or by telephone or other similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board.

The chairperson and others on the Committee shall, to the extent appropriate, have contact throughout the year with senior management, other committee chairpersons, and other key Committee advisors, external and internal auditors, etc., as applicable, to strengthen the Committee’s knowledge of relevant current and prospective business issues.

The Committee shall review this Charter at least annually and recommend any proposed changes to the Board for approval.

Delegation of Authority

The Committee shall have the authority to delegate any of its responsibilities, along with the authority to take action in relation to such responsibilities, to one or more subcommittees as the Committee may deem appropriate in its sole discretion. The Chair may represent the entire Committee, as a subcommittee, with respect to functions of the Committee undertaken between meetings. Any actions of a subcommittee shall be presented to the full Committee at its next scheduled meeting.

Performance Evaluation

The Committee shall conduct an annual evaluation of the performance of its duties under this Charter and shall present the results of the evaluation to the Board. The Committee shall conduct this evaluation in such manner as it deems appropriate.

Appendix B

BREEZE HOLDINGS ACQUISITION CORP.

CHARTER OF THE COMPENSATION COMMITTEE

Membership

The Compensation Committee (the “Committee”) of the board of directors (the “Board”) of Breeze Holdings Acquisition Corp. (the “Company”) shall consist of three or more directors. Each member of the Committee shall be independent in accordance with the rules of the Nasdaq Stock Market.

Each member of the Committee must qualify as “non-employee directors” for the purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and as “outside directors” for the purposes of Section 162(m) of the Internal Revenue Code, as amended.

The members of the Committee shall be appointed by the Board based on recommendations from the nominating and corporate governance committee of the Board. The members of the Committee shall serve for such term or terms as the Board may determine or until earlier resignation or death. The Board may remove any member from the Committee at any time with or without cause.

Purpose

The purpose of the Committee is to carry out the responsibilities delegated by the Board relating to the review and determination of executive compensation.

Duties and Responsibilities

The Committee shall have the following authority and responsibilities:

1.      To annually review and recommend for approval by the Board the corporate goals and objectives applicable to the compensation of the chief executive officer (“CEO”), evaluate at least annually the CEO’s performance in light of those goals and objectives, and recommend for approval by the Board, the CEO’s compensation level based on this evaluation. In evaluating and determining CEO compensation, the Committee shall consider the results of the most recent stockholder advisory vote on executive compensation (“Say on Pay Vote”) when such vote is required by Section 14A of the Exchange Act. The CEO cannot be present during any voting or deliberations by the Committee on his or her compensation.

2.      To review and recommend for approval by the Board the compensation of all other executive officers. In evaluating executive compensation, the Committee shall consider the results of the most recent Say on Pay Vote.

3.      To review, approve and, when appropriate, recommend to the Board for approval, incentive compensation plans and equity-based plans, and where appropriate or required, recommend for approval by the stockholders of the Company, which includes the ability to adopt, amend and terminate such plans. The Committee shall also have the authority to administer the Company’s incentive compensation plans and equity-based plans, including designation of the employees to whom the awards are to be granted, the amount of the award or equity to be granted and the terms and conditions applicable to each award or grant, subject to the provisions of each plan. In reviewing and making recommendations regarding incentive compensation plans and equity-based plans, including whether to adopt, amend or terminate any such plans, the Committee shall consider the results of the most recent Say on Pay Vote.

4.      To the extent such disclosure is required by the Exchange Act, to review and discuss with management the Company’s Compensation Discussion and Analysis (“CD&A”) and the related executive compensation information, recommend that the CD&A and related executive compensation information be included in the Company’s annual report on Form 10-K and proxy statement and produce the compensation committee report on executive officer compensation required to be included in the Company’s proxy statement or annual report on Form 10-K.

5.      To review and make recommendations to the Board regarding any employment agreements and any severance arrangements or plans, including any benefits to be provided in connection with a change in control, for the CEO and other executive officers.

6.      To review and discuss annually the Company’s compensation arrangements to determine whether they encourage excessive risk-taking and to evaluate compensation policies and practices that could mitigate any such risk.

7.      To review and recommend to the Board for approval the frequency with which the Company will conduct Say on Pay Votes, taking into account the results of the most recent stockholder advisory vote on frequency of Say on Pay Votes required by Section 14A of the Exchange Act, and review and approve the proposals regarding the Say on Pay Vote and the frequency of the Say on Pay Vote to be included in the Company’s proxy statement.

8.      The Committee shall discuss with the Board, the Committee’s assessment of the Company’s performance of its annual objectives for the purpose of confirming the accuracy of the Company’s financial statements, including compensation reserves and accruals.

9.      To review director compensation for service on the Board and Board committees at least once a year and to recommend any changes to the Board.

Outside Advisors

The Committee shall have the authority, in its sole discretion, to select, retain and obtain the advice of a compensation consultant as necessary to assist with the execution of its duties and responsibilities as set forth in this Charter. The Committee shall set the compensation and oversee the work of the compensation consultant. The Committee shall have the authority, in its sole discretion, to retain and obtain the advice and assistance of outside legal counsel and such other advisors as it deems necessary to fulfill its duties and responsibilities under this Charter. The Committee shall set the compensation and oversee the work of its outside legal counsel and other advisors. The Committee shall receive appropriate funding from the Company, as determined by the Committee in its capacity as a committee of the Board, for the payment of compensation to its compensation consultants, outside legal counsel and any other advisors. However, the Committee shall not be required to implement or act consistently with the advice or recommendations of its compensation consultant, outside legal counsel or other advisor to the Committee, and the authority granted in this Charter shall not affect the ability or obligation of the Committee to exercise its own judgment in fulfilment of its duties under this Charter.

The Committee may select a compensation consultant, outside legal counsel or other advisors only after taking into consideration all relevant factors, including the following: (i) the provision of other services to the Company by the person that employs the compensation consultant, outside legal counsel or other advisor; (ii) the amount of fees received from the Company by the person that employs the compensation consultant, outside legal counsel or other advisor, as a percentage of the total revenue of the person that employs the compensation consultant, outside legal counsel or other advisor; (iii) the policies and procedures of the person that employs the compensation consultant, outside legal counsel or other advisor that are designed to prevent conflicts of interest; (iv) any business or personal relationship of the compensation consultant, outside legal counsel or other advisor with a member of the compensation committee; (v) any stock of the Company owned by the compensation consultant, outside legal counsel or other advisor; and (vi) any business or personal relationship of the compensation consultant, outside legal counsel, other advisor or the person employing the advisor with an executive officer of the Company. The Committee may retain, or receive advice from, any compensation advisor they prefer, including ones that are not independent, after considering the above factors.

The Committee is not required to assess the independence of any compensation consultant or other advisor that acts in a role limited to consulting on any broad-based plan that does not discriminate in scope, terms or operation in favor of executive officers or directors and that is generally available to all salaried employees or providing information that is not customized for a particular company or that is customized based on parameters that are not developed by the consultant or advisor, and about which the consultant or advisor does not provide advice.

The Committee shall evaluate whether any compensation consultant retained or to be retained by it has any conflict of interest in accordance with Item 407(e)(3)(iv) of Regulation S-K.

Structure and Operations

The Board shall designate a member of the Committee as the chairperson. The Committee shall meet as often as it deems necessary to perform its responsibilities. The Committee shall report regularly to the Board regarding its actions and make recommendations to the Board as appropriate. The Committee is governed by the same rules regarding meetings (including meetings in person or by telephone or other similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board.

The Committee may invite such members of management to its meetings as it deems appropriate. However, the Committee shall meet regularly without such members present, and in all cases the CEO and any other such officers shall not be present at meetings at which their compensation or performance is discussed or determined.

The Committee shall review this Charter at least annually and recommend any proposed changes to the Board for approval.

Delegation of Authority

The Committee shall have the authority to delegate any of its responsibilities, along with the authority to take action in relation to such responsibilities, to one or more subcommittees as the Committee may deem appropriate in its sole discretion. The Chair may represent the entire Committee, as a subcommittee, with respect to functions of the Committee undertaken between meetings. Any actions of a subcommittee shall be presented to the full Committee at its next scheduled meeting.

Performance Evaluation

The Committee shall conduct an annual evaluation of the performance of its duties under this Charter and shall present the results of the evaluation to the Board. The Committee shall conduct this evaluation in such manner as it deems appropriate.

Appendix C

BREEZE HOLDINGS ACQUISITION CORP.

CHARTER OF THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

Membership

The Nominating and Corporate Governance Committee (the “Committee”) of the board of directors (the “Board”) of Breeze Holdings Acquisition Corp. (the “Company”) shall consist of three or more directors. Each member of the Committee shall be independent in accordance with the rules of the Nasdaq Stock Market.

The members of the Committee shall be appointed by the Board. The members of the Committee shall serve for such term or terms as the Board may determine or until earlier resignation or death. The Board may remove any member from the Committee at any time with or without cause.

Purpose

The purpose of the Committee is to carry out the responsibilities delegated by the Board relating to the Company’s director nominations process and procedures, developing and maintaining the Company’s corporate governance policies and any related matters required by the federal securities laws.

Duties and Responsibilities

The Committee shall have the following authority and responsibilities:

1.      To determine the qualifications, qualities, skills, and other expertise required to be a director and to develop, and recommend to the Board for its approval, criteria to be considered in selecting nominees for director (the “Director Criteria”).

2.      To identify and screen individuals qualified to become members of the Board, consistent with the Director Criteria. The Committee shall consider any director candidates recommended by the Company’s stockholders pursuant to the procedures set forth in the Company’s proxy statement. The Committee shall also consider any nominations of director candidates validly made by stockholders in accordance with applicable laws, rules and regulations and the provisions of the Company’s charter documents.

3.      To make recommendations to the Board regarding the selection and approval of the nominees for director to be submitted to a stockholder vote at the annual meeting of stockholder.

4.      To annually review and assess the adequacy of the Company’s corporate governance policies and procedures and the Company’s Code of Ethics, and it shall recommend any proposed changes to the Board for approval. The Committee also shall consider corporate governance issues that arise from time to time and develop appropriate recommendations and policies for the Board regarding such matters.

5.      To review the Board’s committee structure and composition and to make recommendations to the Board regarding the appointment of directors to serve as members of each committee and committee chairperson annually.

6.      If a vacancy on the Board and/or any Board committee occurs, to identify and make recommendations to the Board regarding the selection and approval of candidates to fill such vacancy either by election by stockholders or appointment by the Board.

Outside Advisors

The Committee shall have the authority, in its sole discretion, to select, retain and obtain the advice of a director search firm as necessary to assist with the execution of its duties and responsibilities as set forth in this Charter. The Committee shall set the compensation and oversee the work of the director search firm. The Committee shall have the authority, in its sole discretion, to retain and obtain the advice and assistance of outside legal counsel and such other advisors as it deems necessary to fulfill its duties and responsibilities under this Charter. The Committee shall set

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the compensation and oversee the work of its outside legal counsel and other advisors. The Committee shall receive appropriate funding from the Company, as determined by the Committee in its capacity as a committee of the Board, for the payment of compensation to its compensation consultants, outside legal counsel and any other advisors.

Structure and Operations

The Board shall designate a member of the Committee as the chairperson. The Committee shall meet as often as it deems necessary to perform its responsibilities. The Committee shall report regularly to the Board regarding its actions and make recommendations to the Board as appropriate. The Committee is governed by the same rules regarding meetings (including meetings in person or by telephone or other similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board.

The Committee shall review this Charter at least annually and recommend any proposed changes to the Board for approval.

Delegation of Authority

The Committee shall have the authority to delegate any of its responsibilities, along with the authority to take action in relation to such responsibilities, to one or more subcommittees as the Committee may deem appropriate in its sole discretion. The Chair may represent the entire Committee, as a subcommittee, with respect to functions of the Committee undertaken between meetings. Any actions of a subcommittee shall be presented to the full Committee at its next scheduled meeting.

Performance Evaluation

The Committee shall conduct an annual evaluation of the performance of its duties under this Charter and shall present the results of the evaluation to the Board. The Committee shall conduct this evaluation in such manner as it deems appropriate.

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Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY V25752-Z86421 01) J. Douglas Ramsey, Ph.D. 02) Albert McLelland 03) Robert Lee Thomas Nominees: NOTE: Such other business as may properly come before the meeting or any adjournment thereof. The Board of Directors recommends you vote FOR the following proposal: 2. To ratify the appointment of Marcum, LLP as the Company’s independent registered public ac-counting firm for the year ending December 31, 2023. 1. To elect three Board nominees to serve as Class II Directors, each to serve until the 2025 annual meeting of stockholders of the Company or until such person’s successor is qualified and elected. For All Withhold All For All Except For Against Abstain Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. BREEZE HOLDINGS ACQUISITION CORP. To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the The Board of Directors recommends you vote FOR number(s) of the nominee(s) on the line below. the following: BREEZE HOLDINGS ACQUISITION CORP. 955 W. JOHN CARPENTER FREEWAY SUITE 100-929 IRVING, TX 75039 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on December 14, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/BREZ2023 Youmay attend themeeting via the Internet and vote during themeeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on December 14, 2023. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SCAN TO VIEW MATERIALS &VOTE

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement and Form 10-K are available at www.proxyvote.com. V25753-Z86421 BREEZE HOLDINGS ACQUISITION CORP. Annual Meeting of Stockholders December 15, 2023 10:00 AM ET This proxy is solicited by the Board of Directors The undersigned hereby appoints J. Douglas Ramsey, Ph.D. and Russell D. Griffin, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Breeze Holdings Acquisition Common Stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held December 15, 2023 or any adjournment thereof, with all powers which the undersigned would possess if present at the Meeting. THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR PROPOSAL 1 AND FOR PROPOSAL 2 AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSI-NESS AS MAY PROPERLY COME BEFORE THE MEETING. Continued and to be signed on reverse side